77O Transactions effected pursuant to Rule 10f-3
Colonial Intermarket Income Trust I(Fund)

On April 1, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 90,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $90,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On April 14, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Ferrellgas Escrow LLC (Securities) for a total purchase price of $54,800.35 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On April 15, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 110,000 par value of common stock notes of XM Satellite Radio Inc (Securities) for a total purchase price of $110,000.00 from Bear Stearn Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On April 8, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 110,000 par value of common stock notes of Superior Essex Communications (Securities) for a total purchase price of $106,964.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On April 29, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 45,000 par value of bonds of Valmont Inds Inc. (Securities) for a total purchase price of $45,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On April 29, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 80,000 par value of common stock notes of Seneca Gaming Corp (Securities) for a total purchase price of $80,000.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On May 26, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Navistar Intl Corp New (Securities) for a total purchase price of $54,628.20 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On May 20, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 30,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $29,480.70 from Bear Stearn Securities pursuant
to  a  public  offering  in  which  Banc  of  America   Securities  acted  as  a
participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 24, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 20,000 par value of equity of K2 Inc. (Securities) for a total purchase price of $20,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 3, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 75,000 par value of common stock notes of Language Line Inc (Securities) for a total purchase price of $73,074.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 3, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 60,000 par value of common stock notes of Language Line Acquisition Inc (Securities) for a total purchase price of $30,276.00 from Merrill Lynch Pierce Fenner pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 22, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 50,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $49,737.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 3, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 75,000 par value of common stock notes of BCP Caylux Hlgs Luxembourg (Securities) for a total purchase price of $75,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities

On June 15, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 245,000 par value of common stock notes of Tenet Healthcare Corp (Securities) for a total purchase price of $239,301.30 from Citigroup Global pursuant
to  a  public  offering  in  which  Banc  of  America   Securities  acted  as  a
participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On June 10, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 155,000 par value of bonds of US Unwired Inc 144A (Securities) for a total purchase price of $153,955.30 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 15, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 60,000 par value of bonds of Stone Container Fin Co DCA II (Securities) for a total purchase price of $60,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 16, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 40,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $40,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 22, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 95,000 par value of common stock notes of Loews Cineplex Entmt Corp (Securities) for a total purchase price of $95,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 22, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 20,000 par value of bonds of Refco Fin Hldgs LLC (Securities) for a total purchase price of $20,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 27, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 40,000 par value of common stock notes of Host Marriott LP (Securities) for a total purchase price of $39,397.20 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On July 29, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 30,000 par value of common stock notes of Mohegan Tribal Gaming Auth (Securities) for a total purchase price of $30,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 10, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 10,000 par value of bonds of Century Alum Co (Securities) for a total purchase price of $10,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 3, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 75,000 par value of common stock notes of Crompton Corp (Securities) for a total purchase price of $75,000.00 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 5, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 30,000 par value of common stock notes of La Quinta PPTYS Inc (Securities) for a total purchase price of $30,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 12, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 45,000 par value of common stock notes of Newfield Expl Co (Securities)
for a total purchase price of $45,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 12, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Nortek Inc (Securities) for a total purchase price of $55,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On August 12, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 40,000 par value of common stock notes of Qwest Corp (Securities) for a total purchase price of $39,470.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On September 23, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 75,000 par value of common stock notes of Jostens IH Corp (Securities) for a total purchase price of $75,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On September 21, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 25,000 par value of common stock notes of Culligan Finance Corp BV (Securities) for a total purchase price of $30,677.48 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On September 29, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Dennys Hldgs Inc (Securities) for a total purchase price of $55,000.00 from UBS Securities LLC pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On September 29, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 75,000 par value of common stock notes of Ubiquitel Oper Co (Securities) for a total purchase price of $77,625.00 from Bear Stearn Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On September 17, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 95,000 par value of common stock notes of Vanguard Health Hldg Co II LLC (Securities) for a total purchase price of $95,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On October 28, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 40,000 par value of common stock notes of Advertising Directory Solution (Securities) for a total purchase price of $40,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 10, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 25,000 par value of common stock notes of Aventine Renewable Energy Hldgs (Securities) for a total purchase price of $25,000.00 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On October 21 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 95,000 par value of common stock notes of CBD Media Hldgs LLC & Fin Inc (Securities) for a total purchase price of $95,000.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On November 9, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Flextronics Intl LTD (Securities) for a total purchase price of $55,000.00 from Credit Suisse First Boston Corp pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On November 30, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 85,000 par value of common stock notes of WDAC Subsidiary Corp (Securities) for a total purchase price of $85,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On November 22, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 110,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $110,000.00 from Deutsche Bank Securities Inc pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 1, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 35,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $34,669.60 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 2, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 60,000 par value of common stock notes of Universal City FLA Hldg Co U (Securities) for a total purchase price of $60,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 2, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 20,000 par value of common stock notes of Universal City FLA Hldg Co U (Securities) for a total purchase price of $20,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 9, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of equity of Community Health Sys Inc New (Securities)
for a total purchase price of $55,000.00 from Chase Securities  pursuant
to  a  public  offering  in  which  Banc  of  America   Securities  acted  as  a
participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 9, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 45,000 par value of common stock notes of Carrols Corp (Securities) for a total purchase price of $45,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 15, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 50,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $50,000.00 from Chase Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 15, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 85,000 par value of common stock notes of Landry's Restaurant Inc (Securities) for a total purchase price of $85,000.00 from Wachovia Capital pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 16, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 55,000 par value of common stock notes of Levi Strauss & Co New (Securities) for a total purchase price of $55,000.00 from Citigroup Global pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.

On December 14, 2004, Colonial Intermarket Income Trust I Fund (Fund) purchased 90,000 par value of bonds of Reliant Energy Inc (Securities) for a total purchase price of $90,000.00 from Goldman Sachs & Co pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNP Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank Securities Inc; Chase Securities.